Leader Global Bond Fund

Institutional Shares:	LGBIX
Investor Shares:	LGBMX
Class A Shares:	LGBAX
Class C Shares:	LGCBX

Supplement dated May 21, 2015

to the prospectus dated March 17, 2015 and the statement of additional information dated October 13, 2014

Please be advised that effective immediately, the table displaying the fees and expenses of the Leader Global Bond Fund (the “Fund”) on page 1 of the prospectus dated March 17, 2015 (the “Prospectus”) is superseded by the table displayed below:

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	1.50%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None	None	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	0.50%	0.50%	1.00%
Other Expenses(1)	0.40%	0.40%	0.40%	0.40%
Acquired Fund Fees and Expenses(1)(2)	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.42%	1.92%	1.92%	2.42%
Fee Waiver(3)	(0.15)%	(0.15)%	(0.15)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver	1.27%	1.77%	1.77%	2.27%
(1)	Based on estimated amounts for the current fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund.
(3)	The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until September 30, 2015, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, 12b-1 fees, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes or extraordinary expenses such as litigation will not exceed 1.75%, 2.25%, 1.25%, and 1.75% of average daily net assets attributable to Class A, Class C, Institutional Class, and Investor Class shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the end of the fiscal year during which the fees were waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the Fund’s adviser.

Please be advised that effective immediately, the table displaying the estimated expenses of investing in the Fund found on page 1 of the Prospectus is superseded by the table displayed below:

Class	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$129	$435	$762	$1,689
Investor Shares	$180	$589	$1,023	$2,231
Class A Shares	$327	$730	$1,157	$2,348
Class C Shares	$330	$740	$1,277	$2,745

Please be advised that effective immediately, the second paragraph on page 8 of the Prospectuses is superseded by the following language:

Pursuant to an advisory agreement between the Fund and Leader Capital Corp., the Advisor is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Fund’s daily average net assets. The Advisor has contractually agreed to waive its fee and reimburse the Fund’s expenses so that total annual Fund operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, 12b-1 fees, Acquired Fund Fees and Expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes or extraordinary expenses, such as litigation) do not exceed 1.25% of its average daily net assets, through September 30, 2015.

Please be advised that effective immediately, the table displaying the sales charges applicable to Class A shares of the Fund found on page 10 of the Prospectus is superseded by the table displayed below:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	1.50%	1.52%	1.50%
$50,000 but less than $250,000	1.00%	1.01%	1.00%
$250,000 but less than $500,000	0.50%	0.51%	0.50%
$500,000 or more	None	None	None
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.

Please disregard any statement pertaining to the sales charge (load) for Class A shares of the Fund set forth in the Prospectus dated May 17, 2015 or the Statement of Additional Information dated October 13, 2014, which is inconsistent with the information set forth above.

* * * * * *

This Supplement, and the Prospectus dated May 17, 2015 and Statement of Additional Information dated October 13, 2014, each provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All of these documents are available upon request and without charge by calling Shareholder Services at 1-800-711-9164 or visit www.leadercapital.com.

Please retain this Supplement for future reference.